Exhibit 99.7

Certification required by Rule 13a-14(b) and Section 1350 of

Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of ARC Energy Trust ("ARC") on Form 40-F/A for the fiscal year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven W. Sinclair, Vice-President, Finance and Chief Financial Officer of ARC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report (as amended by this Amendment No. 1) fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report (as amended by this Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of ARC.
signed "Steven W. Sinclair"

Name: Steven W. Sinclair

Title: Senior Vice-President, Finance and Chief Financial Officer

December 3, 2007